                       SEMIANNUAL REPORT / APRIL 30 1999


                                      AIM
                                 BLUE CHIP FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                      THE SWING BY PIERRE-AUGUSTE RENOIR

         RENOIR BEGAN HIS CAREER AS A PAINTER IN A PORCELAIN FACTORY,

         GAINING EXPERIENCE WITH THE COLORS THAT WOULD DISTINGUISH HIS

            IMPRESSIONIST WORK AND LEARNING THE IMPORTANCE OF GOOD

              CRAFTSMANSHIP. HIS PAINTINGS ARE AMONG SOME OF THE

           BEST-KNOWN IN THE WORLD FOR THEIR SIGNIFICANCE AND THEIR

          VALUE, AS ARE MANY OF THE BLUE-CHIP COMPANIES IN WHICH THIS

                                 FUND INVESTS.

                     -------------------------------------

AIM Blue Chip Fund is for shareholders who seek long-term growth of capital with a relatively conservative investment portfolio that contains the stocks of top-performing companies within designated business sectors.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The Fund's average annual total returns, including sales charges, for periods ended 3/31/99 (the most recent calendar quarter end) are as follows: For Class A shares, one year, 14.48%; five years, 24.77%; 10 years, 17.82%; since inception (2/4/87), 15.01%. For Class B shares, one year, 15.27%; since inception (10/1/96), 27.77%. For Class C shares, one year, 19.25%; since inception (8/4/97), 21.80%.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth and Income Funds Index represents an average of the performance of the 30 largest growth-and-income funds. It is compiled by Lipper, Inc., an independent mutual-fund performance monitor. Results shown reflect reinvestment of dividends.
o The Russell 1000 Stock Index is an unmanaged index generally considered representative of large capitalization stocks.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
        GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
               OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU
                     COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

CLASS A SHARES

Inception (2/4/87)    15.00%
 10 years             17.39
  5 years             24.70
  1 year              13.73

CLASS B SHARES

Inception (10/2/96)   27.28%
  1 year              14.44

CLASS C SHARES

Inception (8/4/97)    21.39%
  1 year              18.48

Past performance cannot guarantee comparable future results.
================================================================================

                               AIM BLUE CHIP FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
     [PHOTO OF      many of your minds may be, "How will the year 2000 computer
    Charles T.      issue affect AIM and my investments?" We would like you to
      Bauer,        feel comfortable.
   Chairman of          During March and April, AIM participated in an
   the Board of     industrywide test that gave us a chance to see how our
     THE FUND       technology systems might be affected by the changeover to
   APPEARS HERE]    the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual-fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio-management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                              HAS BEEN SEEN AS A

                            LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------

                               AIM BLUE CHIP FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



LARGE-CAP STOCKS RULE IN NARROW MARKET


MARKETS HAVE REBOUNDED CONSIDERABLY SINCE LAST YEAR'S RECORD VOLATILITY. HOW DID AIM BLUE CHIP FUND PERFORM?
The Fund finished out 1998 quite strongly and has continued to provide excellent returns.
    For the six months ended April 30, 1999, the Fund posted a total return of 22.34% for Class A shares, 21.88% for Class B shares, and 21.89% for Class C shares, excluding sales charges. The Fund finished ahead of the Lipper Growth and Income Funds Index, which had a return of 17.85% for the reporting period, and close to the Russell 1000 Index, which had a return of 22.53%.
    AIM Blue Chip Fund was one of only 16% of all stock funds to outperform the S&P 500 for 1998, according to Morningstar, Inc. Class A, Class B and Class C shares finished 1998 with total returns of 30.42%, 29.43% and 29.47%, respectively, excluding sales charges. The S&P 500 had a return of 28.60% for 1998.
    Since our last report, total net assets in the Fund have skyrocketed from $1.92 billion to $3.63 billion.

================================================================================
GROWTH OF TOTAL NET ASSETS

as of 4/30/99
--------------------------------------------------------------------------------
[BAR CHART]

10/31/98       $1.92 BILLION

4/30/99        $3.63 BILLION
================================================================================

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE REPORTING PERIOD?
Global markets rebounded in late 1998 largely due to a global credit easing initiated by the Federal Reserve Board's (the Fed) rate cuts in the United States. The Fed's moves helped buoy stocks and halt the downward spiral that started in Asia and gave emerging markets--and the global financial system--a big scare last summer.
    A handful of large-cap growth stocks drove U.S. markets during the first part of 1999, causing a narrow market environment in which investors still looked to the large, well-established companies after being burned by last year's volatility. The Dow surpassed the 10,000 mark on March 29 and proceeded to climb for the rest of the reporting period.
    The IMF says the worst may be over in the global financial crisis. Asian markets have rallied in recent weeks, and investor confidence is returning in Latin America. Some economists also believe that Japan's financial situation may have bottomed out and be on its way back up. The debut of Europe's new common currency, the euro, at the beginning of 1999 went smoothly. However, Europe has been enveloped in an economic malaise that weakened the euro against the dollar.
    The United States continued to see strong economic growth, stable prices for goods and services, record low unemployment and stable lending rates. The U.S. economy grew at a rate of 4.5% during the first quarter of 1999, with inflation below 1%.

HOW HAVE YOU MANAGED THE FUND?
The Fund continued to be overweighted in growth sectors such as consumer cyclicals, technology and healthcare at 8.86%, 13.08% and 13.13% of net assets, respectively. Growth dominated the market during the reporting period. The Fund's strategy gives us the flexibility to be more growth-oriented when earnings point us in that direction.

WHAT KINDS OF TECHNOLOGY STOCKS DO YOU BUY?
For our technology holdings, we look for companies with strong product lines, global reach and large research and development budgets. The technology sector experienced some volatility during the first part of the year because many investors worried that such stocks were overvalued. We are not into the ".com" craze of buying stocks just because they are Internet-related. The fundamentals of tech companies must support their valuations for our purposes. That's why we own Microsoft, AOL, Cisco, EMC, Dell, IBM--large tech companies with proven track records.

HOW DID HEALTH-CARE STOCKS PERFORM?
Within the health-care sector, stocks of large pharmaceutical companies, biotechnology firms and medical-device manufacturers were the strongest performers. Pharmaceutical and medical-device stocks tend to be less volatile than technology stocks, which helps balance volatility in the portfolio. Demographics also plays a strong role in the attractiveness of health-care stocks as the population ages and new drugs and surgical techniques become available.
    First-quarter earnings for pharmaceutical giant Pfizer, a top Fund holding, increased 18%. First-quarter earnings rose by 12% for pharmaceutical company and Fund holding Eli Lilly, largely on the strength of Zyprexa, a drug that treats anxiety disorders. Pharmaceutical and personal-care products maker Bristol-Myers Squibb, another Fund holding, also

                     -------------------------------------

                         A HANDFUL OF LARGE-CAP GROWTH

                       STOCKS DROVE U.S. MARKETS DURING

                         THE FIRST PART OF 1999 . . .

                     -------------------------------------

          See important Fund and index disclosures inside front cover.

                               AIM BLUE CHIP FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

==========================================================================================
TOP 10 EQUITY HOLDINGS                           TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------
  1. Microsoft Corp.                     2.74%     1. Computers                      6.13%
                                                      (Software & Services)
  2. MCI WorldCom, Inc.                  2.60      2. Health Care (Diversified)      5.54
  3. America Online, Inc.                2.26      3. Financial (Diversified)        5.48
  4. Cisco Systems, Inc.                 2.12      4. Health Care                    4.59
                                                      (Drugs-Major Pharmaceuticals)
  5. General Electric Co.                2.04      5. Telecommunications             3.79
                                                      (Long Distance)
  6. American International Group, Inc.  1.86      6. Computers (Hardware)           3.24
  7. Pfizer Inc.                         1.70      7. Retail (General Merchandise)   3.17
  8. Tyco International Ltd.             1.68      8. Communications Equipment       3.06
  9. Wal-Mart Stores, Inc.               1.65      9. Broadcasting                   3.02
                                                      (Television, Radio & Cable)
 10. Lucent Technologies, Inc.           1.49     10. Health Care                    2.68
                                                      (Medical Products & Supplies)

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.
==========================================================================================


RESULTS OF A $10,000 INVESTMENT
AIM BLUE CHIP FUND VS. BENCHMARK INDEX

2/4/87--4/30/99,
based on average annual total returns

================================================================================
[BAR CHART]

AIM BLUE CHIP
CLASS A SHARES          $55,288

LIPPER GROWTH AND
INCOME FUNDS INDEX      $50,624

For a chart of Fund returns, please see the inside front cover. Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE
TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================

reported a good first quarter, with earnings up 15% over the same period last year.

WHAT HAS THE STRONG U.S. ECONOMY MEANT FOR RETAIL STOCKS?
Healthy consumer spending meant strong performance by retail stocks, particularly those of discount and specialty chains. Retail sales in the United States climbed 1.7% in February, the largest increase on a monthly basis in five years. The Fund benefited from owning retail holdings such as Wal-Mart, the world's largest retailer, and Home Depot, the country's largest home-improvement retailer. Sales for Wal-Mart rose by 16.7% for 1998, and Home Depot continues to benefit from the boom in home construction and renovation. Another retail holding we liked was the casual-clothing company The Gap, which reported a 54% increase in net income for 1998.

ARE THERE ANY OTHER SECTORS THAT HAVE HELPED THE FUND?
Energy stocks rebounded sharply on the heels of rising crude-oil and natural-gas prices--since February, oil is up more than 60%. The rising prices have been spurred by production cutbacks, unexpectedly strong demand in the U.S. market, and optimism about the Asian economic recovery. Even though we had only 4% of net assets in this sector, our holdings allowed us to participate in the rally during the first part of 1999. However, the outlook for these stocks is still cautious because global demand for energy continues to lag.
    The financial sector has taken off dramatically, but very selectively. Many financial-services companies and banks that have reported earnings so far have come in at or above expectations. However, there is definitely less enthusiasm for banks and brokerages with global reach because of the deep losses many of those companies endured in 1998.

WHAT IS YOUR OUTLOOK FOR THE SHORT TERM?
There doesn't seem to be much indication that the economic slowdown analysts have been predicting for the United States will appear any time soon, and this has sparked some fears of impending inflation. In his semiannual report on monetary policy and the economy, Fed Chairman Alan Greenspan said the Fed would need to re-evaluate the interest rate situation now that some stability has returned to world financial markets. For now, it seems the Fed is content to leave well enough alone.
    If large-company growth stocks continue to dominate the market, such an environment would most likely benefit the Fund. Regardless of market trends, we believe focusing on fundamentals like earnings growth will pay off for the Fund in the long run, and we are optimistic that the Fund will continue to provide solid results in the months ahead.


          See important Fund and index disclosures inside front cover.

                               AIM BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-89.36%

AEROSPACE/DEFENSE-0.36%

Goodrich (B.F.) Co.                    325,000   $   12,918,750
---------------------------------------------------------------

AIRLINES-0.35%

Delta Air Lines, Inc.                  200,000       12,687,500
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.57%

Lear Corp.(a)                          400,000       18,350,000
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.85%

Fifth Third Bancorp                    360,000       25,807,500
---------------------------------------------------------------
State Street Corp.                     225,000       19,687,500
---------------------------------------------------------------
Wells Fargo Co.                        500,000       21,593,750
---------------------------------------------------------------
                                                     67,088,750
---------------------------------------------------------------

BANKS (MONEY CENTER)-1.91%

BankAmerica Corp.                      275,000       19,800,000
---------------------------------------------------------------
Chase Manhattan Corp. (The)            600,000       49,650,000
---------------------------------------------------------------
                                                     69,450,000
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.75%

Coca-Cola Co. (The)                    400,000       27,200,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-3.02%

AT&T Corp.-Liberty Media Group(a)      300,000       19,162,500
---------------------------------------------------------------
CBS Corp.(a)                           625,000       28,476,562
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                              325,000       22,587,500
---------------------------------------------------------------
Comcast Corp.-Class A                  600,000       39,412,500
---------------------------------------------------------------
                                                    109,639,062
---------------------------------------------------------------

CHEMICALS-0.68%

Du Pont (E.I.) de Nemours & Co.        350,000       24,718,750
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.65%

Monsanto Co.                           525,000       23,756,250
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.06%

Lucent Technologies, Inc.              900,000       54,112,500
---------------------------------------------------------------
Northern Telecom Ltd.-ADR
  (Canada)                             325,000       22,160,938
---------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR
  (Finland)                            425,000       31,529,688
---------------------------------------------------------------
Nokia Oyj-Class A (Finland)             40,000        3,083,013
---------------------------------------------------------------
                                                    110,886,139
---------------------------------------------------------------

COMPUTERS (HARDWARE)-3.24%

Dell Computer Corp.(a)                 750,000       30,890,625
---------------------------------------------------------------
International Business Machines
  Corp.                                200,000       41,837,500
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              750,000       44,859,375
---------------------------------------------------------------
                                                    117,587,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (NETWORKING)-2.48%

Ascend Communications, Inc.(a)         135,000   $   13,044,375
---------------------------------------------------------------
Cisco Systems, Inc.(a)                 675,000       76,992,187
---------------------------------------------------------------
                                                     90,036,562
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.23%

EMC Corp.(a)                           410,000       44,664,375
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-6.13%

America Online, Inc.(a)                575,000       82,081,250
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        250,000        3,390,625
---------------------------------------------------------------
Microsoft Corp.(a)                   1,225,000       99,607,813
---------------------------------------------------------------
Oracle Corp.(a)                        600,000       16,237,500
---------------------------------------------------------------
Yahoo! Inc.(a)                         120,000       20,962,500
---------------------------------------------------------------
                                                    222,279,688
---------------------------------------------------------------

CONSUMER FINANCE-0.53%

Providian Financial Corp.              150,000       19,359,375
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.88%

Cardinal Health, Inc.                  533,437       31,906,201
---------------------------------------------------------------

ELECTRIC COMPANIES-1.18%

Duke Power Co.                         265,000       14,840,000
---------------------------------------------------------------
Edison International                   700,000       17,150,000
---------------------------------------------------------------
Texas Utilities Co.                    275,000       10,931,250
---------------------------------------------------------------
                                                     42,921,250
---------------------------------------------------------------

ELECTRIC EQUIPMENT-2.03%

General Electric Co.                   700,000       73,850,000
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-2.57%

Intel Corp.                            750,000       45,890,625
---------------------------------------------------------------
Texas Instruments, Inc.                240,000       24,510,000
---------------------------------------------------------------
Xilinx, Inc.(a)                        500,000       22,812,500
---------------------------------------------------------------
                                                     93,213,125
---------------------------------------------------------------

ENTERTAINMENT-1.11%

Time Warner Inc.                       575,000       40,250,000
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.48%

Applied Materials, Inc.(a)             325,000       17,428,125
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.48%

American Express Co.                   300,000       39,206,250
---------------------------------------------------------------
Citigroup Inc.                         550,000       41,387,500
---------------------------------------------------------------
Fannie Mae                             675,000       47,882,813
---------------------------------------------------------------
Freddie Mac                            800,000       50,200,000
---------------------------------------------------------------
MBIA, Inc.                             300,000       20,175,000
---------------------------------------------------------------
                                                    198,851,563
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DIVERSIFIED)-5.54%

Abbott Laboratories                    750,000   $   36,328,125
---------------------------------------------------------------
American Home Products Corp.           650,000       39,650,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.               725,000       46,082,812
---------------------------------------------------------------
Johnson & Johnson                      375,000       36,562,500
---------------------------------------------------------------
Warner-Lambert Co.                     625,000       42,460,937
---------------------------------------------------------------
                                                    201,084,374
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.59%

Lilly (Eli) & Co.                      550,000       40,493,750
---------------------------------------------------------------
Merck & Co., Inc.                      350,000       24,587,500
---------------------------------------------------------------
Pfizer Inc.                            535,000       61,558,438
---------------------------------------------------------------
Schering-Plough Corp.                  825,000       39,857,813
---------------------------------------------------------------
                                                    166,497,501
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.68%

Becton, Dickinson & Co.                625,000       23,242,187
---------------------------------------------------------------
Guidant Corp.                          625,000       33,554,687
---------------------------------------------------------------
Medtronic, Inc.                        563,600       40,543,975
---------------------------------------------------------------
                                                     97,340,849
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.32%

HEALTHSOUTH Corp.(a)                   875,000       11,757,813
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.75%

Colgate-Palmolive Co.                  275,000       28,170,312
---------------------------------------------------------------
Procter & Gamble Co. (The)             375,000       35,179,688
---------------------------------------------------------------
                                                     63,350,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.28%

American International Group,
  Inc.                                 575,000       67,526,562
---------------------------------------------------------------
CIGNA Corp.                            175,000       15,257,812
---------------------------------------------------------------
                                                     82,784,374
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-2.10%

Merrill Lynch & Co., Inc.              300,000       25,181,250
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       350,000       34,715,625
---------------------------------------------------------------
Schwab (Charles) Corp.                 150,000       16,462,500
---------------------------------------------------------------
                                                     76,359,375
---------------------------------------------------------------

LODGING (HOTELS)-1.02%

Carnival Corp.                         900,000       37,125,000
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.89%

Ingersoll-Rand Co.                     465,000       32,172,188
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.68%

Tyco International Ltd.                750,000       60,937,500
---------------------------------------------------------------
United Technologies Corp.              250,000       36,218,750
---------------------------------------------------------------
                                                     97,156,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
NATURAL GAS-1.16%

El Paso Energy Corp.                   425,000   $   15,618,750
---------------------------------------------------------------
Enron Corp.                            350,000       26,337,500
---------------------------------------------------------------
                                                     41,956,250
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-1.26%

Halliburton Co.                        550,000       23,443,750
---------------------------------------------------------------
Schlumberger Ltd.                      350,000       22,356,250
---------------------------------------------------------------
                                                     45,800,000
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-2.21%

Exxon Corp.                            425,000       35,301,562
---------------------------------------------------------------
Mobil Corp.                            225,000       23,568,750
---------------------------------------------------------------
Royal Dutch Petroleum Co.-New
  York Shares-ADR (Netherlands)        365,000       21,420,938
---------------------------------------------------------------
                                                     80,291,250
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.75%

Bowater, Inc.                          275,000       14,746,875
---------------------------------------------------------------
International Paper Co.                235,000       12,528,438
---------------------------------------------------------------
                                                     27,275,313
---------------------------------------------------------------

PERSONAL CARE-0.95%

Avon Products, Inc.                    325,000       17,651,562
---------------------------------------------------------------
Gillette Co.                           325,000       16,960,937
---------------------------------------------------------------
                                                     34,612,499
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.36%

New York Times Co.-Class A (The)       375,000       12,937,500
---------------------------------------------------------------

RAILROADS-0.35%

Canadian National Railway Co.
  (Canada)                             200,000       12,625,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.32%

Home Depot, Inc. (The)                 800,000       47,950,000
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.59%

CVS Corp.                              450,000       21,431,250
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.86%

Kroger Co.(a)                          550,000       29,871,875
---------------------------------------------------------------
Safeway, Inc.(a)                       700,000       37,756,250
---------------------------------------------------------------
                                                     67,628,125
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-3.17%

Costco Companies, Inc.(a)              330,000       26,709,375
---------------------------------------------------------------
Dayton Hudson Corp.                    425,000       28,607,812
---------------------------------------------------------------
Wal-Mart Stores, Inc.                1,300,000       59,800,000
---------------------------------------------------------------
                                                    115,117,187
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.68%

Staples, Inc.(a)                       825,000       24,750,000
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.24%

Gap, Inc. (The)                        475,000       31,617,188
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

TJX Companies, Inc.                    400,000   $   13,325,000
---------------------------------------------------------------
                                                     44,942,188
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.41%

Interpublic Group of Companies,
  Inc.                                 190,000       14,736,875
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.71%

Equifax, Inc.                          387,800       13,936,562
---------------------------------------------------------------
First Data Corp.                       600,000       25,462,500
---------------------------------------------------------------
Fiserv, Inc.(a)                        385,000       22,546,563
---------------------------------------------------------------
                                                     61,945,625
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.84%

AirTouch Communications, Inc.(a)       325,000       30,346,875
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-3.79%

AT&T Corp.                             850,000       42,925,000
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                1,150,000       94,515,625
---------------------------------------------------------------
                                                    137,440,625
---------------------------------------------------------------

TELEPHONE-1.80%

BellSouth Corp.                        675,000       30,206,250
---------------------------------------------------------------
SBC Communications, Inc.               625,000       35,000,000
---------------------------------------------------------------
                                                     65,206,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TOBACCO-0.58%

Philip Morris Companies, Inc.          600,000   $   21,037,500
---------------------------------------------------------------
Total Common Stocks (Cost
  $2,488,135,807)                                 3,242,701,001
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
U.S. TREASURY BILLS-0.22%(B)

4.237%, 06/24/99 (Cost
  $8,106,511)                      $ 8,160,000(c) $    8,106,511
---------------------------------------------------------------
Total Investments (excluding
  Repurchase Agreements (Cost
  $2,496,242,318)                                 3,250,807,512
---------------------------------------------------------------

REPURCHASE AGREEMENTS-10.77%(D)

Dresdner Bank, 4.94%, 05/03/99(e)   51,506,184       51,506,184
---------------------------------------------------------------
SBC Warburg Dillon Read Inc.,
  4.94%,(f) 05/03/99               339,145,171      339,145,171
---------------------------------------------------------------
    Total Repurchase Agreement
      (Cost $390,651,355)                           390,651,355
---------------------------------------------------------------
TOTAL INVESTMENTS-100.35%                         3,641,458,867
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.35%)                                    (12,534,956)
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,628,923,911
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are trades on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreements entered into 04/30/99 with a maturing value of $300,123,500. Collateralized by $297,865,514 U.S. Government Obligations, 5.81% to 7.68% due 05/01/03 to 11/01/37 with an aggregate market value at 04/30/99 of $306,001,164.
(f) Joint repurchase agreements entered into 04/30/99 with a maturing value of $500,205,417. Collateralized by $657,973,000 U.S. Government Obligations, 0% to 10.35% due 05/18/99 to 01/15/30 with an aggregate market value at 04/30/99 of $510,002,651.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,496,242,318)                          $3,250,807,512
---------------------------------------------------------
Repurchase agreements (cost $390,651,355)     390,651,355
---------------------------------------------------------
Foreign currencies, at value (cost
  $15,074)                                         17,370
---------------------------------------------------------
Receivables for:
  Investments sold                                997,392
---------------------------------------------------------
  Capital stock sold                           34,518,826
---------------------------------------------------------
  Dividends and interest                        1,493,609
---------------------------------------------------------
Investment for deferred compensation plan          15,074
---------------------------------------------------------
Other assets                                      199,452
---------------------------------------------------------
    Total assets                            3,678,700,590
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        39,236,695
---------------------------------------------------------
  Capital stock reacquired                      5,277,919
---------------------------------------------------------
  Deferred compensation                            15,074
---------------------------------------------------------
  Variation margin                              1,223,750
---------------------------------------------------------
Accrued advisory fees                           1,847,688
---------------------------------------------------------
Accrued administrative services fees               23,293
---------------------------------------------------------
Accrued directors' fees                             4,360
---------------------------------------------------------
Accrued distribution fees                       2,107,141
---------------------------------------------------------
Accrued transfer agent fees                        30,390
---------------------------------------------------------
Accrued operating expenses                         10,369
---------------------------------------------------------
    Total liabilities                          49,776,679
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $3,628,923,911
---------------------------------------------------------

NET ASSETS:

Class A                                    $1,914,224,775
=========================================================
Class B                                    $1,476,816,270
=========================================================
Class C                                    $   237,882,86
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:
  Class A:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                43,426,611
=========================================================
  Class B:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                33,993,629
=========================================================
  Class C:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                 5,477,141
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        44.08
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $44.08
      divided by 94.50%)                   $        46.65
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        43.44
=========================================================
Class C:
  Net asset value and offering price per
    share                                  $        43.43
=========================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $58,476 foreign
  withholding tax)                          $  9,590,639
--------------------------------------------------------
Interest                                       7,814,731
--------------------------------------------------------
    Total investment income                   17,405,370
--------------------------------------------------------

EXPENSES:

Advisory fees                                  8,684,044
--------------------------------------------------------
Administrative services fees                      68,458
--------------------------------------------------------
Custodian fees                                    14,475
--------------------------------------------------------
Directors' fees                                    8,737
--------------------------------------------------------
Distribution fees -- Class A                   2,568,835
--------------------------------------------------------
Distribution fees -- Class B                   5,440,354
--------------------------------------------------------
Distribution fees -- Class C                     767,464
--------------------------------------------------------
Transfer agent fees -- Class A                 1,190,343
--------------------------------------------------------
Transfer agent fees -- Class B                 1,308,126
--------------------------------------------------------
Transfer agent fees -- Class C                   163,011
--------------------------------------------------------
Other                                            280,610
--------------------------------------------------------
    Total expenses                            20,494,457
--------------------------------------------------------
Less: Expenses paid indirectly                   (18,427)
--------------------------------------------------------
    Net expenses                              20,476,030
--------------------------------------------------------
Net investment income (loss)                  (3,070,660)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
    Investment securities                     (7,220,919)
--------------------------------------------------------
    Foreign currencies                          (480,586)
--------------------------------------------------------
    Futures contracts                         22,718,805
--------------------------------------------------------
                                              15,017,300
--------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
    Investment securities                    474,622,704
--------------------------------------------------------
    Foreign currencies                            (9,610)
--------------------------------------------------------
    Futures contracts                         (2,286,033)
--------------------------------------------------------
                                             472,327,061
--------------------------------------------------------

    Net gain from investment securities,
      foreign currencies and futures
      contracts                              487,344,361
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                $484,273,701
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (3,070,660)   $      664,009
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures                                        15,017,300         1,200,650
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and futures contracts                     472,327,061       175,782,639
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         484,273,701       177,647,298
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                           (786,958)       (1,249,305)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (3,115,713)      (10,987,892)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,254,273)       (6,118,620)
----------------------------------------------------------------------------------------------
  Class C                                                           (293,546)         (150,526)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        563,462,680       486,282,009
----------------------------------------------------------------------------------------------
  Class B                                                        543,016,160       425,444,112
----------------------------------------------------------------------------------------------
  Class C                                                        125,558,445        81,733,726
----------------------------------------------------------------------------------------------
    Net increase in net assets                                 1,709,860,496     1,152,600,802
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,919,063,415       766,462,613
----------------------------------------------------------------------------------------------
  End of period                                               $3,628,923,911    $1,919,063,415
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,863,937,370    $1,631,900,085
----------------------------------------------------------------------------------------------
  Undistributed net investment (loss)                             (3,151,371)          706,247
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and futures                   10,009,386           655,618
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                             758,128,526       285,801,465
----------------------------------------------------------------------------------------------
                                                              $3,628,923,911    $1,919,063,415
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is long-term growth of capital. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and are paid annually.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
        A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1999, AIM was reimbursed $68,458 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1999, AFS was paid $146,454 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $2,568,835, $5,440,354, and $767,464 respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,476,783 from sales of Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund.

They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received commissions of $69,208 in contingent deferred sales charges imposed on redemption of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1999, the Fund paid legal fees of $2,552, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $16,199 and $2,228, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $18,427 during the six months ended April 30, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1999 was $1,394,828,354 and $310,765,126, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis is as follows:

Aggregate unrealized appreciation of
  investment securities                  $792,401,137
-----------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                   (38,132,249)
-----------------------------------------------------
Net unrealized appreciation of
  investment securities                  $754,268,888
=====================================================

Costs of investments for tax purposes is $2,887,189,979.

NOTE 7-FUTURES CONTRACTS

On April 30, 1999, $8,159,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                 NO. OF       MONTH/      UNREALIZED
  CONTRACT      CONTRACTS   COMMITMENT   APPRECIATION
  --------      ---------   ----------   ------------
S&P 500 Index      445       June 99      $3,565,562
=====================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                                APRIL 30,                    OCTOBER 31,
                                  1999                          1998
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       ----------   --------------   -----------   -------------
Sold:
  Class A              19,390,333   $  810,796,822    26,179,983   $ 915,652,812
--------------------------------------------------------------------------------
  Class B              14,952,458      618,742,761    14,239,927     492,929,849
--------------------------------------------------------------------------------
  Class C               3,782,110      156,838,426     2,711,151      95,200,193
--------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                  93,903        3,711,998       371,504      11,699,310
--------------------------------------------------------------------------------
  Class B                  54,814        2,141,077       184,940       5,805,443
--------------------------------------------------------------------------------
  Class C                   7,198          281,070         3,949         128,203
--------------------------------------------------------------------------------
Reacquired:
  Class A              (6,098,695)    (251,046,140)  (12,601,919)   (441,070,113)
--------------------------------------------------------------------------------
  Class B              (1,889,298)     (77,867,678)   (2,143,627)    (73,291,180)
--------------------------------------------------------------------------------
  Class C                (763,219)     (31,561,051)     (392,399)    (13,594,670)
--------------------------------------------------------------------------------
                       29,529,604   $1,232,037,285    28,553,509   $ 993,459,847
================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1999, each of the years in the two-year period ended October 31, 1998, the one month ended October 31, 1996 and each of the years in the three-year period ended September 30, 1996, for a share of Class B capital stock outstanding during the six months ended April 30, 1999, each of the years in the two-year period ended October 31, 1998 and the period October 1, 1996 (date sales commenced) through October 31, 1996, and for a share of Class C capital stock outstanding during the six months ended April 30, 1999, the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                   CLASS A
                                             ------------------------------------------------------------------------------------
                                                                       OCTOBER 31,                         SEPTEMBER 30,
                                             APRIL 30,      ----------------------------------     ------------------------------
                                                1999           1998         1997        1996       1996(a)      1995       1994
                                             ----------     ----------    --------    --------     --------    -------    -------
Net asset value, beginning of period         $    36.14     $    30.96    $  26.08    $  25.56     $  23.83    $ 19.22    $ 18.89
-------------------------------------------  ----------     ----------    --------    --------     --------    -------    -------
Income from investment operations:
   Net investment income                           0.03(b)        0.13(b)     0.17(b)       --         0.33       0.14       0.15
-------------------------------------------  ----------     ----------    --------    --------     --------    -------    -------
   Net gains on securities (both realized
     and unrealized)                               8.03           5.75        6.93        0.52         4.61       5.05       1.24
-------------------------------------------  ----------     ----------    --------    --------     --------    -------    -------
       Total from investment operations            8.06           5.88        7.10        0.52         4.94       5.19       1.39
-------------------------------------------  ----------     ----------    --------    --------     --------    -------    -------
Less distributions:
   Dividends from net investment income           (0.02)         (0.07)      (0.05)         --        (0.21)     (0.12)     (0.21)
-------------------------------------------  ----------     ----------    --------    --------     --------    -------    -------
   Distributions from net realized gains          (0.10)         (0.63)      (2.17)         --        (3.00)     (0.46)     (0.85)
-------------------------------------------  ----------     ----------    --------    --------     --------    -------    -------
       Total distributions                        (0.12)         (0.70)      (2.22)         --        (3.21)     (0.58)     (1.06)
-------------------------------------------  ----------     ----------    --------    --------     --------    -------    -------
Net asset value, end of period               $    44.08     $    36.14    $  30.96    $  26.08     $  25.56    $ 23.83    $ 19.22
===========================================  ==========     ==========    ========    ========     ========    =======    =======
Total return(c)                                   22.34%         19.36%      29.68%       2.04%       22.39%     27.84%      7.69%
===========================================  ==========     ==========    ========    ========     ========    =======    =======
Ratios/supplement data:
Net assets, end of period (000s omitted)     $1,914,225     $1,085,648    $498,178    $120,448     $106,415    $71,324    $60,115
===========================================  ==========     ==========    ========    ========     ========    =======    =======
Ratio of expenses to average net assets(d)         1.18%(e)       1.22%       1.31%       1.30%(f)     1.26%       1.3%       1.4%
===========================================  ==========     ==========    ========    ========     ========    =======    =======
Ratio of net investment income to average
 net assets(g)                                     0.10%(e)       0.33%       0.50%       0.12%(f)     0.53%       0.7%       0.8%
===========================================  ==========     ==========    ========    ========     ========    =======    =======
Portfolio turnover rate                              13%            27%         43%         10%          58%        17%        13%
===========================================  ==========     ==========    ========    ========     ========    =======    =======

(a) The Fund changed investment advisors on June 3, 1996.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.32%, 1.37% (annualized) and 1.28% for the periods 1997-1996 and September 30, 1996.
(e) Ratios are annualized and based on average net assets of $1,480,070,885.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.49%, 0.05% (annualized) and 0.51% for the periods 1997-1996 and September 30, 1996.

                                                              CLASS B                                        CLASS C
                                          -----------------------------------------------      --------------------------------
                                                                    OCTOBER 31,                                 OCTOBER 31,
                                          APRIL 30,       -------------------------------      APRIL 30,     ------------------
                                             1999           1998         1997       1996         1999         1998        1997
                                          ----------      --------     --------    ------      ---------     -------     ------
Net asset value, beginning of period      $    35.73      $  30.76     $  26.07    $25.56      $  35.72      $ 30.75     $31.72
----------------------------------------  ----------      --------     --------    ------      --------      -------     ------
Income from investment operations:
   Net investment income (loss)                (0.11)(b)     (0.12)       (0.03)(a) (0.01)        (0.11)(b)    (0.12)(a)  (0.01)(a)
----------------------------------------  ----------      --------     --------    ------      --------      -------     ------
   Net gains (losses) on securities
     (both realized and unrealized)             7.92          5.72         6.92      0.52          7.92         5.72      (0.96)
----------------------------------------  ----------      --------     --------    ------      --------      -------     ------
       Total from investment operations         7.81          5.60         6.89      0.51          7.81         5.60      (0.97)
----------------------------------------  ----------      --------     --------    ------      --------      -------     ------
Less distributions:
   Dividends from net investment income           --            --        (0.03)       --            --           --         --
----------------------------------------  ----------      --------     --------    ------      --------      -------     ------
   Distributions from net realized gains       (0.10)        (0.63)       (2.17)       --         (0.10)       (0.63)        --
----------------------------------------  ----------      --------     --------    ------      --------      -------     ------
       Total distributions                     (0.10)        (0.63)       (2.20)       --         (0.10)       (0.63)        --
----------------------------------------  ----------      --------     --------    ------      --------      -------     ------
Net asset value, end of period            $    43.44      $  35.73     $  30.76    $26.07      $  43.43      $ 35.72     $30.75
========================================  ==========      ========     ========    ======      ========      =======     ======
Total return(b)                                21.88%        18.52%       28.81%     2.00%        21.89%       18.52%     (3.06)%
========================================  ==========      ========     ========    ======      ========      =======     ======
Ratios/supplement data:
Net assets, end of period (000s omitted)  $1,476,816      $745,862     $264,337    $8,101      $237,883      $87,554     $3,947
========================================  ==========      ========     ========    ======      ========      =======     ======
Ratio of expenses to average net
 assets(c)                                      1.91%(d)      1.94%        2.10%     2.01%(e)      1.91%(d)     1.94%      2.10%(e)
========================================  ==========      ========     ========    ======      ========      =======     ======
Ratio of net investment income (loss) to
 average net assets(f)                         (0.62)%(d)    (0.38)%      (0.28)%   (0.58)%(e)    (0.62)%(d)   (0.38)%    (0.28)%(e)
========================================  ==========      ========     ========    ======      ========      =======     ======
Portfolio turnover rate                           13%           27%          43%       10%           13%          27%        43%
========================================  ==========      ========     ========    ======      ========      =======     ======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.12% and 2.08% (annualized) for 1997-1996 for Class B and 2.12% (annualized) for 1997 for Class C.
(d) Ratios are annualized and based on average net assets of $1,097,087,993 and $154,764,861 for Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.31)% and (0.65)% (annualized) for 1997-1996 for Class B and (0.31)% (annualized) for 1997 for Class C.

BOARD OF DIRECTORS                            OFFICERS                              OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                      11 Greenway Plaza
Chairman                                      Chairman                              Suite 100
A I M Management Group Inc.                                                         Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                             INVESTMENT ADVISOR
Director
ACE Limited;                                  Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                             Suite 100
COMSAT Corporation                            Gary T. Crum                          Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                        TRANSFER AGENT
Director                                      Edgar M. Larsen
Cortland Trust Inc.                           Senior Vice President                 A I M Fund Services, Inc.
                                                                                    P.O. Box 4739
Edward K. Dunn Jr.                            Dana R. Sutton                        Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;          Vice President and Treasurer
Formerly Vice Chairman and President,                                               CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and      Melville B. Cox
President, Mercantile Bankshares              Vice President                        State Street Bank and Trust Company
                                                                                    225 Franklin Street
Jack Fields                                   Mary J. Benson                        Boston, MA 02110
Chief Executive Officer                       Assistant Vice President and
Texana Global, Inc.;                          Assistant Treasurer                   COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives          Sheri Morris                          Ballard Spahr
                                              Assistant Vice President and          Andrews & Ingersoll, LLP
Carl Frischling                               Assistant Treasurer                   1735 Market Street
Partner                                                                             Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP         Renee A. Friedli
                                              Assistant Secretary                   COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer         P. Michelle Grace                     Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                   Assistant Secretary                   919 Third Avenue
                                                                                    New York, NY 10022
Prema Mathai-Davis                            Jeffrey H. Kupor
Chief Executive Officer, YWCA of the U.S.A.;  Assistant Secretary                   DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,  Nancy L. Martin                       A I M Distributors, Inc.
Metropolitan Transportation Authority of      Assistant Secretary                   11 Greenway Plaza
New York State                                                                      Suite 100
                                              Ofelia M. Mayo                        Houston, TX 77046
Lewis F. Pennock                              Assistant Secretary
Attorney
                                              Lisa A. Moss
Louis S. Sklar                                Assistant Secretary
Executive Vice President
Hines Interests                               Kathleen J. Pflueger
Limited Partnership                           Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                              MONEY MARKET FUNDS                                          A I M Management Group Inc.
AIM Aggressive Growth Fund(1)             AIM Money Market Fund                                       has provided leadership in the
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                                    mutual-fund industry since
AIM Capital Development Fund                                                                          1976 and managed approximately
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS                                  $112 billion in assets for
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund                        more than 6.3 million
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                                       shareholders, including
AIM Mid Cap Equity Fund(2), (A)           AIM Developing Markets Fund(2)                              individual investors,
AIM Select Growth Fund(3)                 AIM Europe Growth Fund(2)                                   corporate clients and
AIM Small Cap Growth Fund(2), (B)         AIM European Development Fund                               financial institutions as of
AIM Small Cap Opportunities Fund          AIM International Equity Fund                               March 31, 1999.
AIM Value Fund                            AIM Japan Growth Fund(2)                                        The AIM Family of
AIM Weingarten Fund                       AIM Latin American Growth Fund(2)                           Funds--Registered Trademark--
                                          AIM New Pacific Growth Fund(2)                              is distributed nationwide, and
GROWTH & INCOME FUNDS                                                                                 AIM today is the 10th-largest
AIM Advisor Flex Fund                     GLOBAL GROWTH FUNDS                                         mutual-fund complex in the
AIM Advisor Large Cap Value Fund          AIM Global Aggressive Growth Fund                           United States in assets under
AIM Advisor Real Estate Fund              AIM Global Growth Fund                                      management, according to
AIM Balanced Fund                                                                                     Strategic Insight, an
AIM Basic Value Fund(2), (C)              GLOBAL GROWTH & INCOME FUNDS                                independent mutual-fund
AIM Charter Fund                          AIM Global Growth & Income Fund(2)                          monitor.
                                          AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                 GLOBAL INCOME FUNDS
AIM High Yield Fund                       AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                    AIM Global Government Income Fund(2)
AIM Income Fund                           AIM Global Income Fund
AIM Intermediate Government Fund          AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                          THEME FUNDS
TAX-FREE INCOME FUNDS                     AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund            AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                   AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund            AIM Global Resources Fund(2)
                                          AIM Global Telecommunications and Technology Fund(2), (E)
                                          AIM Global Trends Fund(2), (F)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                             [AIM LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE--Registered Trademark--